UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 9, 2010

IMH Secured Loan Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-52611	81-0624254
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Rd., Suite 5000 Scottsdale, Arizona		85251
(Address)		(Zip Code)

Registrant’s telephone number, including area code:	(480) 840-8400

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On behalf of IMH Secured Loan Fund, LLC (the “Fund”), Investors Mortgage Holdings Inc., the manager of the Fund (the “Manager”), filed the attached revised press release today regarding the results of the consent solicitation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 9, 2010	IMH SECURED LOAN FUND, LLC

	By:	Investors Mortgage Holdings, Inc.

	Its:	Manager

	By:	/s/ Shane Albers
Shane Albers
Chairman and Chief Executive Officer